ACQUISITION	12 Months Ended
Dec. 31, 2011
ACQUISITION
ACQUISITION

3. ACQUISITION

1) Acquisition of JC Solar

On May 31, 2009, the Company completed the acquisition of JC Solar, in order to acquire JC Solar’s solar cell and module business as part of the Company’s vertical integration strategy. Total consideration for the acquisition was approximately RMB 140,300,000 ($20,548,338), in cash.

Purchase price allocation

The Company allocated the purchase price to the acquired assets and liabilities based on their estimated fair values at the acquisition date of May 31, 2009, as summarized in the following table (in thousands):

May 31, 2009
Net tangible assets acquired	$11,274
Deferred tax liability (net)	(767)
Intangible assets:
Customer relationship	4,498
Backlog	220
Goodwill	5,323
Total consideration	$20,548

Goodwill, which represents the excess of the purchase price over the fair value of net tangible and identified intangible assets acquired, is not being amortized but is reviewed annually for impairment, or more frequently if impairment indicators arise, in accordance with authoritative guidance.  Goodwill has been assigned to the cell and module segment and is expected to be deductible for tax purposes.

The Company recognized the acquired intangible assets, including order backlog and customer relationships, based on the valuation results.  The fair values of the intangible assets were calculated using the income approach. The order backlog was valued as $219,752, and was fully amortized in 2009. The customer relationships were valued at $4,497,581, and were fully amortized as of December 31, 2010.

The following table summarizes unaudited pro forma results of operation for the year ended December 31, 2009 assuming that the acquisition of JC Solar occurred as of January 1, 2009.  The pro forma results have been prepared for comparative purpose only based on management’s best estimates regarding the impact of the period from of January 1, 2009 to May 31, 2009 resulting from purchase accounting adjustments to increase the carrying value of inventories on January 1, 2009 and do not purport to be indicative of the results of operations which actually would have resulted had the acquisition occurred as of January 1, 2009 (in thousands).

Year ended
December 31,
2009
(Unaudited)

Pro forma revenue	$551,464
Pro forma net income	$(68,111)
Pro forma profit attributable to holders of common shares	$(68,111)
Pro forma earnings per share:
Basic	$(0.46)
Diluted	$(0.46)
Weighted average number of shares used in computation:
Basic	147,553,679
Diluted	147,553,679

2) Acquisition of Aoguang

On June 10, 2011, the Company completed the acquisition of Aoguang, the primary purpose of which was to obtain Aoguang’s business license for the production of polysilicon, in order to facilitate the Company’s cost-reduction strategy by expanding its polysilicon production capacity. Total consideration for the acquisition was approximately RMB7,600,000 ($1,172,824), substantially all of which was assigned to the business license as a result of the purchase price allocation.  Aoguang’s results of operations have been included in the Company since the date of acquisition, are limited and are not material to the Company.